UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03883

DWS Communications Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Shareholders

DWS Communications Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Investment Management Agreement Approval

Click here Directors and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/06
DWS Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.14%	19.04%	4.70%	7.95%
Class B	20.32%	18.16%	3.79%	7.08%
Class C	20.30%	18.16%	3.79%	7.09%
S&P 500® Index+	15.79%	10.44%	6.19%	8.42%
DWS Communications Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	21.46%	19.34%	5.02%	3.38%
S&P 500 Index+	15.79%	10.44%	6.19%	4.74%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.
Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/06	$ 23.38	$ 21.61	$ 21.63	$ 23.88
12/31/05	$ 19.30	$ 17.96	$ 17.98	$ 19.66
Class A Lipper Rankings — Telecommunication Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	26	of	38	67
3-Year	11	of	34	32
5-Year	19	of	34	55
10-Year	3	of	7	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/06
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,417	$15,899	$11,860	$20,260
	Average annual total return	14.17%	16.71%	3.47%	7.32%
Class B	Growth of $10,000	$11,732	$16,296	$11,946	$19,814
	Average annual total return	17.32%	17.68%	3.62%	7.08%
Class C	Growth of $10,000	$12,030	$16,499	$12,043	$19,828
	Average annual total return	20.30%	18.16%	3.79%	7.09%
S&P 500 Index+	Growth of $10,000	$11,579	$13,470	$13,503	$22,447
	Average annual total return	15.79%	10.44%	6.19%	8.42%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,214,600	$1,699,600	$1,277,700	$1,329,700
	Average annual total return	21.46%	19.34%	5.02%	3.38%
S&P 500 Index+	Growth of $1,000,000	$1,157,900	$1,347,000	$1,350,300	$1,488,000
	Average annual total return	15.79%	10.44%	6.19%	4.74%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,158.00	$ 1,153.80	$ 1,153.60	$ 1,159.20
Expenses Paid per $1,000*	$ 7.78	$ 11.83	$ 11.83	$ 6.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,018.00	$ 1,014.22	$ 1,014.22	$ 1,019.31
Expenses Paid per $1,000*	$ 7.27	$ 11.07	$ 11.07	$ 5.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.43%	2.18%	2.18%	1.17%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Communications Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the DWS Communications Fund's (the "fund") investment advisor and Alex. Brown Investment Management, LLC ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the DWS family of funds. ABIM, a registered investment advisor with approximately $8.8 billion under management as of December 31, 2006, is a Maryland LLC owned by Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); J. Dorsey Brown; R. Hutchings Vernon; Richard W. Palmer and Joseph J. Quingert.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Management Team

Bruce E. Behrens

Vice President and Principal of ABIM and Co-Manager of the fund.

Co-managed the fund since its inception.

38 years of investment industry experience.

MBA, University of Michigan.

Patrick J. O'Brien

Vice President of ABIM and Co-Manager of the fund.

Co-managed the fund since 2002.

24 years of investment industry experience, including portfolio manager and analyst with ABIM July 2001-present; analyst with Delaware Management Co., June 2000-July 2001; and portfolio manager with Prudential Insurance Co., February 1999-May 2000.

MBA, Columbia University.

In the following interview, Co-Managers Bruce E. Behrens and Patrick O'Brien discuss the market environment, fund performance and their strategy in managing DWS Communications Fund during the 12-month period ended December 31, 2006.

Q: How did the fund perform during 2006?

A: Coming on the heels of their exceptionally weak performance during 2005, communications-related shares rebounded nicely and outperformed the broader market in 2006. This provided a tailwind for the fund, whose Class A shares returned 21.14% in 2006. In comparison, the fund's benchmark — the Standard & Poor's 500® (S&P 500) Index — gained 15.79%.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

1 The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

While the fund trailed the 22.54% average gain of the 38 funds in its Lipper Telecommunications Funds peer group during the past year, its recent stretch of good performance has led to an improvement in its three- and five-year returns.2 The 19.04% annualized return of the Class A shares (unadjusted for sales charges) for the three-year period compares favorably with the 16.22% return of the peer group, and its annualized five-year return of 4.70% (unadjusted for sales charges) has moved in line with the 4.74% average return of its peers. It is important to keep in mind, of course, that we manage the fund for absolute returns by establishing longer-term holdings in stocks we deem undervalued. This means that we do not manage the fund with the specific goal of beating the performance of a particular benchmark. Still, we believe the recent improvement in the fund's results illustrates the potential value in a long-term buy-and-hold approach.

2 The Lipper Telecommunications Funds category is comprised of funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Which fund holdings contributed most to performance?

A: The top individual contributor was a stock we have discussed frequently in past shareholder reports, American Tower Corp. The stock posted its fourth consecutive year of strong gains in 2006, rising from $27.10 on December 31, 2005 to $37.28 a year later. Even though the stock has gone up quite a bit, we believe the higher valuation is justified by the underlying economics of the business. The demand for cellular nodes continues to increase as wireless companies add features and seek to improve service. Since companies such as American Tower can add nodes to their existing towers at little cost, the incremental revenues flow directly to the bottom line. As a result, we retain a favorable view on both this stock and fellow tower company (and fund holding) Crown Castle International Corp.

The next largest contributor for the year was America Movil SAP de CV (ADR), which gained 54% in 2006. In the past, Latin America telecoms were a minefield for investors due to poor management practices, government ownership and the fact that so many people lived in areas too remote to be served profitably with fixed line systems. Now, the proliferation of mobile service — along with the falling costs of handsets — means that even low income consumers can afford phone service. This has resulted in 30% earnings growth for America Movil, and in our view the stock remains inexpensive. We believe the company's earnings are artificially depressed by the costs associated with its continued expansion, meaning that the stock becomes more reasonably valued if these costs are stripped out. On this basis, along with our expectation for continued growth, we continue to hold its stock in the fund.

Also benefiting from the wireless subscriber growth in Latin America was NII Holdings, Inc., which focuses on business customers — a rapidly growing area of the market. Another Latin American contributor was the fixed-line telecom Atlantic-Tele Network Inc. This company has a diverse mix of businesses throughout the region, but its main growth driver is long-distance traffic from citizens of Guyana to their friends and family in the United States. We purchased the company's US-traded shares at what we believed was a very inexpensive valuation at an average cost of $19, and the stock climbed to $29.30 by year-end.

Another important contributor to the fund's performance was Cbeyond, Inc., which sells IP-based telephone systems to smaller companies (those with five to 20 employees). Large telecoms always ignored these customers because they were unable to sell enough additional services to make the marketing effort profitable. However, Cbeyond's net-based system allows it to both add services and make a profit within this niche. We bought the stock in March and April at an average price of $18 and it closed out the year at $30.59. We continue to hold it in the fund on the basis of its strong growth, rising profit margins and effective sales network.

Q: What holdings detracted from performance?

A: Three stocks stood out as detractors. First was Sprint Nextel Corp., which has executed poorly since the merger that brought the two companies together in 2005. Problems tend to be par for the course in the first year after two wireless companies merge; AT&T Wireless and Cingular had similar difficulties in 2004. Sprint Nextel is very inexpensive in our view, perhaps for good reason, but we consider this a long-term holding because we believe its problems will eventually be fixed, either from within the company or without (in the form of interest from a private equity firm).

The second-largest detractor was ADTRAN, Inc., the only telecom equipment stock in the fund. The company is dependant on current demand from regional bell operating companies (RBOCs) since it has no backlog of orders on which it can rely. RBOCs slowed their spending significantly by mid-year, leading to a third quarter revenue shortfall for ADTRAN. This illustrates the reason for the fund's continued underweight in the equipment sector — even with intensive fundamental research, it is difficult to account for all the variables.3

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Also detracting was Vivo Participacoes SA, the only Latin American telecom to operate on the more expensive CDMA (Code Division Multiple Access) wireless standard. Since GSM (Global System for Mobile Communications), which is used by America Movil and NII is so much cheaper, Vivo decided to switch to that standard so it would not be priced out of the market. This move will force the company to rebuild its infrastructure, obviously a very expensive proposition. The stock is no longer held in the fund.

Q: What are some other notable elements of the fund's positioning?

A: We continue to hold almost 20% of the fund in yellow pages companies, which represent the fund's second-largest industry weighting after the wireless sector. We remain confident in the economics of this business, believing that the threat represented by Google and other sources of net-based advertising is being overestimated by the market. The bulk of yellow pages advertising is done by local businesses, a market best reached with a local sales force. In addition, yellow pages is a business that is exceptionally easy to run. We believe a number of companies in this space are very attractively valued for these reasons, forming the basis for investments in Idearc, Inc., PagesJaunes SA, R.H. Donnelley Corp. and Yell Group PLC.

During the course of the year, the fund's weighting in media fell to 6.1% of net assets from about 9% at the end of 2005. Most of this decline was the result of continued weakness in the sector, rather than active management decisions on our part. Fortunately, the fund's relatively small position in this sector meant that its underperformance had only a minimal impact on returns. Although the fund's positions in Comcast Corp. and the components of the former Liberty Media (Liberty Global, Inc. and Liberty Media Holding Corp.) performed well, its holdings in television and radio stocks did not. We are maintaining the fund's position in these underperformers based on what we see as their excessively inexpensive valuations.

We continue to hold a portion of the fund in four financial stocks, which we use in lieu of holding a larger cash position. We use this portion of the fund both to meet redemptions and to provide a source of cash when we see new opportunities in the communications sector. All four stocks have produced a positive total return for the fund since the time of our initial purchase.

An area in which we added was India-based telecoms. The two companies we bought — Bharti Airtel Ltd. and Reliance Communications Ltd. — delivered an outstanding performance following our purchases in late October. We believe the increasing accessibility of wireless service for developing-country populations has created an exciting growth opportunity for these companies.

Q: Do you have any final thoughts on the sector?

A: Although communications-related shares performed very well during the past year, we believe the sector remains home to a good number of opportunities for stock-pickers such as ourselves. The industry is very dynamic, and it has moved past the ill-advised management practices — such as bubble-era overspending on capacity — that weighed on performance earlier in the decade. The industry as a whole has become healthier in the sense that more companies are focusing on profitability rather than growth. In addition, the likelihood that any function that can go wireless will do so is creating a wave of underlying change that should keep the wind at the sector's back. What's more, our research shows that the sector as a whole is not overvalued despite its recent run. We believe this backdrop will provide a fertile environment for individual stock selection in the months and years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	99%	97%
Warrants	1%	—
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Wireless Services	45%	41%
Specialty Services	25%	23%
Financials	10%	11%
Media	6%	9%
Software & Applications	6%	2%
Communications Equipment	3%	4%
National Carriers	3%	2%
International Network Operations	2%	8%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (64.2% of Net Assets)
1. R.H. Donnelley Corp. Marketer of yellow pages	11.1%
2. American Tower Corp. "A" Operator and developer of wireless communications and broadcast towers	10.5%
3. America Movil SA de CV "L" (ADR) Provider of wireless communications services	8.5%
4. NII Holdings, Inc. Provides mobile communications for business customers in Latin America	7.2%
5. Cbeyond, Inc. Offers telecommunications services to small businesses	5.2%
6. Yell Group PLC Publisher of telephone directories	5.0%
7. Sprint Nextel Corp. Provider of telecommunication services	4.4%
8. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	4.2%
9. SBA Communications Corp. "A" Owns and operates wireless communications infrastructure	4.2%
10. Tim Participacoes SA Provider of cellular telecommunication services to the Southern region of Brazil	3.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Shares	Value ($)

Common Stocks 98.1%
Communications Equipment 2.9%
ADTRAN, Inc.	460,000	10,442,000
Financials 9.6%
Capital One Financial Corp.	100,000	7,682,000
First Marblehead Corp.	75,000	4,098,750
Freddie Mac	201,000	13,647,900
Leucadia National Corp.	309,300	8,722,260
		34,150,910
International Network Operations 2.5%
Chunghwa Telecom Co., Ltd. (ADR)	87,515	1,726,671
Telefonos de Mexico SA de CV "L" (ADR)	250,800	7,087,608
		8,814,279
Media 6.1%
Comcast Corp. "A"*	76,035	3,218,562
Cox Radio, Inc. "A"*	176,231	2,872,565
Discovery Holding Co. "A"*	63,895	1,028,071
Gray Television, Inc.	703,700	5,158,121
Jupiter Telecommunications Co., Ltd.*	250	200,578
Liberty Global, Inc. "A"*	34,949	1,018,763
Liberty Global, Inc. "C"*	35,444	992,432
Liberty Media Holding Corp. - Capital "A"*	31,947	3,130,167
Liberty Media Holding Corp. - Interactive "A"*	159,739	3,445,570
Triple Crown Media, Inc.*	70,370	544,664
		21,609,493
National Carriers 3.0%
Atlantic Tele-Network, Inc. (a)	361,825	10,601,472
Software & Applications 5.6%
IHS, Inc. "A"*	174,000	6,869,520
Liquidity Services, Inc.*	481,000	8,278,010
NeuStar, Inc. "A"*	150,000	4,866,000
		20,013,530
Specialty Services 24.5%
Cbeyond, Inc.* (a)	610,000	18,659,900
Idearc, Inc.*	308,200	8,829,930
PagesJaunes SA	128,572	2,553,529
R.H. Donnelley Corp.* (a)	631,012	39,583,383
Yell Group PLC	1,586,000	17,698,471
		87,325,213
Wireless Services 43.9%
America Movil SA de CV "L" (ADR)	669,000	30,252,180
American Tower Corp. "A"*	1,004,500	37,447,760
Crown Castle International Corp.*	468,300	15,126,090
EMS Technologies, Inc.*	173,000	3,465,190
NII Holdings, Inc.*	400,000	25,776,000
SBA Communications Corp. "A"* (a)	548,145	15,073,987
Sprint Nextel Corp.	823,876	15,563,018
Tim Participacoes SA (ADR) (Preferred)	398,100	13,782,222
		156,486,447
Total Common Stocks (Cost $213,603,550)		349,443,344

Warrants 1.0%
Bharti Airtel Ltd., Expiration 10/31/2011*	99,100	1,410,788
Reliance Communications Ltd., Expiration 10/31/2011*	212,000	2,259,708
Total Warrants (Cost $2,846,063)		3,670,496

Securities Lending Collateral 9.7%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $34,502,935)	34,502,935	34,502,935

Cash Equivalents 0.1%
Cash Management QP Trust, 5.46% (d) (Cost $472,000)	472,000	472,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,424,548)+	108.9	388,088,775
Other Assets and Liabilities, Net	(8.9)	(31,812,166)
Net Assets	100.0	356,276,609
* Non-income producing security.
+ The cost for federal income tax purposes was $251,424,548. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $136,664,227. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $146,010,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,346,710.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $33,563,489 which is 9.4% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $216,449,613) — including $33,563,489 of securities loaned	$ 353,113,840
Investment in Daily Assets Fund Institutional (cost $34,502,935)*	34,502,935
Investment in Cash Management QP Trust (cost $472,000)	472,000
Total investments in securities, at value (cost $251,424,548)	388,088,775
Cash	56,834
Foreign currency, at value (cost $177,744)	177,432
Receivable for investments sold	3,761,231
Dividends receivable	73,021
Interest receivable	9,911
Receivable for Fund shares sold	171,912
Foreign taxes recoverable	6,178
Other assets	29,361
Total assets	392,374,655
Liabilities
Payable for Fund shares redeemed	825,450
Payable upon return of securities loaned	34,502,935
Accrued investment management fee	276,629
Other accrued expenses and payables	493,032
Total liabilities	36,098,046
Net assets, at value	$ 356,276,609
Net Assets
Net assets consist of: Accumulated net investment loss	(7,386)
Net unrealized appreciation (depreciation) on: Investments	136,664,227
Foreign currency related transactions	(312)
Accumulated net realized gain (loss)	(472,966,521)
Paid-in capital	692,586,601
Net assets, at value	$ 356,276,609
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($329,135,847 ÷ 14,076,621 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 23.38
Maximum offering price per share (100 ÷ 94.25 of $23.38)	$ 24.81

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,677,524 ÷ 447,737 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 21.61

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,434,394 ÷ 621,210 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 21.63
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,028,844 ÷ 168,732 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.88
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $408,424)	$ 4,336,705
Interest — Cash Management QP Trust	321,924
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,261
Interest	1,489
Total Income	4,689,379
Expenses: Investment management fee	3,102,175
Services to shareholders	711,706
Administration fee	173,576
Custodian and accounting fees	69,626
Distribution and shareholder servicing fees	1,061,686
Administrator service fee	255,668
Auditing	55,428
Legal	52,419
Directors' fees and expenses	16,502
Reports to shareholders and shareholder meeting	249,402
Registration fees	50,158
Other	28,417
Total expenses before expense reductions	5,826,763
Expense reductions	(482,643)
Total expenses after expense reductions	5,344,120
Net investment income (loss)	(654,741)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	39,409,850
Foreign currency related transactions	(39,385)
39,370,465
Net unrealized appreciation (depreciation) during the period on: Investments	27,826,607
Foreign currency related transactions	(312)
27,826,295
Net gain (loss) on investment transactions	67,196,760
Net increase (decrease) in net assets resulting from operations	$ 66,542,019

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (654,741)	$ (1,044,273)
Net realized gain (loss) on investment transactions	39,370,465	17,808,275
Net unrealized appreciation (depreciation) on investment transactions during the period	27,826,295	28,858,348
Net increase (decrease) in net assets resulting from operations	66,542,019	45,622,350
Fund share transactions: Proceeds from shares sold	64,989,726	43,027,448
Cost of shares redeemed	(112,609,127)	(117,850,064)
Redemption fees	9,754	5,625
Net increase (decrease) in net assets from Fund share transactions	(47,609,647)	(74,816,991)
Increase (decrease) in net assets	18,932,372	(29,194,641)
Net assets at beginning of period	337,344,237	366,538,878
Net assets at end of period (including accumulated net investment loss of $7,386 and $274,012, respectively)	$ 356,276,609	$ 337,344,237

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.30	$ 16.79	$ 13.85	$ 11.27	$ 18.57
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.03)	(.08)	.01	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.11	2.54	3.02	2.57	(7.27)
Total from investment operations	4.08	2.51	2.94	2.58	(7.30)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.38	$ 19.30	$ 16.79	$ 13.85	$ 11.27
Total Return (%)[b,c]	21.14	14.95	21.23	22.89	(39.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	329	295	284	286	302
Ratio of expenses before expense reductions (%)	1.63	1.58	1.69	1.49	1.77
Ratio of expenses after expense reductions (%)	1.49	1.43	1.54	1.34	1.62
Ratio of net investment income (loss) (%)	(.13)	(.18)	(.55)	.13	(.20)
Portfolio turnover rate (%)	27	21	34	62	43
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.96	$ 15.75	$ 13.09	$ 10.80	$ 17.94
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.13)	(.17)	(.07)	(.11)
Net realized and unrealized gain (loss) on investment transactions	3.80	2.34	2.83	2.36	(7.03)
Total from investment operations	3.65	2.21	2.66	2.29	(7.14)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 21.61	$ 17.96	$ 15.75	$ 13.09	$ 10.80
Total Return (%)[b,c]	20.32	14.03	20.32	21.20	(39.80)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	27	66	83	87
Ratio of expenses before expense reductions (%)	2.47	2.33	2.44	2.24	2.52
Ratio of expenses after expense reductions (%)	2.24	2.18	2.29	2.09	2.37
Ratio of net investment income (loss) (%)	(.88)	(.93)	(1.30)	(.62)	(.95)
Portfolio turnover rate (%)	27	21	34	62	43
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.98	$ 15.77	$ 13.10	$ 10.81	$ 17.96
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.14)	(.17)	(.06)	(.12)
Net realized and unrealized gain (loss) on investment transactions	3.80	2.35	2.84	2.35	(7.03)
Total from investment operations	3.65	2.21	2.67	2.29	(7.15)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 21.63	$ 17.98	$ 15.77	$ 13.10	$ 10.81
Total Return (%)[b,c]	20.30	14.01	20.38	21.18	(39.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	15	15	16
Ratio of expenses before expense reductions (%)	2.43	2.33	2.44	2.24	2.52
Ratio of expenses after expense reductions (%)	2.24	2.18	2.29	2.09	2.37
Ratio of net investment income (loss) (%)	(.88)	(.93)	(1.30)	(.62)	(.95)
Portfolio turnover rate (%)	27	21	34	62	43
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.66	$ 17.06	$ 14.03	$ 11.37	$ 18.69
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.01	(.05)	.04	.00*
Net realized and unrealized gain (loss) on investment transactions	4.20	2.59	3.08	2.62	(7.32)
Total from investment operations	4.22	2.60	3.03	2.66	(7.32)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.88	$ 19.66	$ 17.06	$ 14.03	$ 11.37
Total Return (%)[b]	21.46	15.24	21.60	23.39	(39.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2	2	2
Ratio of expenses before expense reductions (%)	1.33	1.33	1.44	1.30	1.52
Ratio of expenses after expense reductions (%)	1.24	1.18	1.30	1.15	1.37
Ratio of net investment income (loss) (%)	.12	.07	(.31)	.32	.05
Portfolio turnover rate (%)	27	21	34	62	43
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $472,972,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($110,380,000), December 31, 2010 ($345,000,000), December 31, 2011 ($3,432,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code. During the year ended December 31, 2006, the Fund utilized $39,409,850 of its prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Capital loss carryforwards	$ (472,972,000)
Unrealized appreciation (depreciation) on investments	$ 136,664,227

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $91,891,683 and $132,983,360, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement ("Investment Management Agreement") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Fund pays a monthly investment management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

Accordingly, for the year ended December 31, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.90% of the Fund's average daily net assets. Alex. Brown Investment Management, LLC ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Effective July 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its advisory fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.43%
Class B	2.18%
Class C	2.18%
Institutional Class	1.18%

Accounting Fees. For the period January 1, 2006 through June 30, 2006, ICCC was responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC had delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund.

Effective July 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2006 through June 30, 2006, the amount charged to the Fund by ICCC for accounting services aggregated $48,242, all of which was paid.

Administrator Service Fee. Prior to July 1, 2006, for its services as Administrator, ICCC received a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from January 1, 2006 through June 30, 2006, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for the period from January 1, 2006 through June 30, 2006, the Administrator Service Fee aggregated $255,669, all of which was waived.

Effective July 1, 2006, the Administration Agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through December 31, 2006, DIMA received an Administration Fee of $173,576, of which $30,839 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund by DWS-SISC for the year ended December 31, 2006, were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2006
Class A	$ 473,879	$ 183,249	$ 75,686
Class B	31,579	21,147	—
Class C	25,556	14,427	1,579
Institutional Class	3,954	478	918
	$ 534,968	$ 219,301	$ 78,183

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares through June 30, 2006, and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2006
Class A	$ 380,170	$ —
Class B	120,921	7,402
Class C	99,561	8,646
	$ 600,652	$ 16,048

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders and Class A shareholders effective July 1, 2006, at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2006	Annual Effective Rate
Class A	$ 389,458	$ 72,033.25%
Class B	39,479	6,565.25%
Class C	32,097	2,654.24%
	$ 461,034	$ 81,252

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2006 aggregated $8,782.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2006, the CDSC for Class B and C shares aggregated $48,207 and $995, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2006, DWS-SDI received $405 for Class A shares.

Typesetting and Filing Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the reports to shareholders aggregated $18,120, of which $5,520 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Director of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Fund $4,693, which represented a portion of the expected fee savings for the Advisor through June 30, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the Fund's custodian fees were reduced by $2,980 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,847,966	$ 59,305,626	2,326,560	$ 40,495,940
Class B	64,318	1,251,806	54,171	896,399
Class C	108,996	2,075,656	91,685	1,569,290
Institutional Class	113,485	2,356,638	3,850	65,819
		$ 64,989,726		$ 43,027,448
Shares redeemed
Class A	(4,072,702)	$ (86,013,145)	(3,943,831)	$ (68,474,846)
Class B	(1,120,118)	(21,502,262)	(2,743,774)	(44,575,942)
Class C	(219,877)	(4,242,291)	(292,426)	(4,722,296)
Institutional Class	(41,162)	(851,429)	(3,892)	(76,980)
		$ (112,609,127)		$ (117,850,064)
Redemption fees		$ 9,754		$ 5,625
Net increase (decrease)
Class A	(1,224,736)	$ (26,700,360)	(1,617,271)	$ (27,974,765)
Class B	(1,055,800)	(20,249,187)	(2,689,603)	(43,679,529)
Class C	(110,881)	(2,165,309)	(200,741)	(3,151,536)
Institutional Class	72,323	1,505,209	(42)	(11,161)
		$ (47,609,647)		$ (74,816,991)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairperson of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
DWS Communications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Communications Fund, Inc. (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's investment management agreement with Investment Company Capital Corporation ("ICCC") and the sub-advisory agreement between ICCC and Alex. Brown Investment Management, LLC ("ABIM") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in June 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of ICCC and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to ABIM is paid by ICCC out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, ICCC is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of ICCC's and ABIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to ICCC by similar funds and institutional accounts advised by ICCC (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by ICCC, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and ICCC of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by ICCC with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and ICCC, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five-year period ended June 30, 2006. The Board recognized that ICCC has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by ICCC and ABIM. The Board considered extensive information regarding ICCC, including ICCC's and ABIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by ICCC and ABIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, ICCC and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by ICCC during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with ICCC the cost allocation methodology used to determine ICCC's profitability. In analyzing ICCC's costs and profits, the Board also reviewed the fees paid to and services provided by ICCC and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by ICCC and its affiliates as a result of ICCC's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review ICCC's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by ICCC and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by ICCC and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of ICCC and ABIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of ICCC and ABIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to ICCC and its affiliates) research services from third parties that are generally useful to ICCC and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

ICCC's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered ICCC's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by ICCC to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of ICCC's chief compliance officer; (ii) the large number of compliance personnel who report to ICCC's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of ICCC into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS Communications Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS COMMUNICATIONS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$54,500	$128	$0	$0
2005	$51,500	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007